CANAL CAPITAL CORPORATION AND SUBSIDIARIES
                               EXHIBITS, CONTINUED

Exhibit No.
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     32           Certification  Pursuant to Section  18U.S.C.  Section 1350, as
            adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

            Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Canal Capital Corporation and Subsidiaries, a Delaware corporation (the "Company"), does hereby certify that:

            The Annual Report of Form 10-K for the year ended October 31, 2007 (the "Form 10-K") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 27, 2009                         /S/ Michael E. Schultz
                                               -----------------------
                                               Chief Executive Officer

Date: January 27, 2009                         /S/ Reginald Schauder
                                               -----------------------
                                               Chief Financial Officer

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